Aberdeen Funds: Summary Prospectus

Aberdeen Global Unconstrained Fixed Income

February 28, 2019

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/usretail/literature/fixed-income. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2019, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2018, are incorporated by reference into this summary prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Fund Tickers

Class A: CUGAX Class C: CGBCX Class R: AGCRX Institutional Class: AGCIX Institutional Service Class: CGFIX

Objective

The Aberdeen Global Unconstrained Fixed Income Fund (the "Global Unconstrained Fixed Income Fund" or the "Fund") seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Unconstrained Fixed Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A and Class A1 Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 223 and 291 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges" and "Reduction of Sales Charges" sections on pages 176 and 177 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

  Aberdeen Global Unconstrained Fixed Income: Summary Prospectus as of February 28, 2019  1

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%[2]	None	None	None
Small Account Fee[3]	$20	$20	None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.94%	2.05%	1.92%	2.10%	2.03%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	2.80%	3.66%	3.03%	2.71%	2.64%
Less: Amount of Fee Limitations/Expense Reimbursements[6]	1.67%	1.80%	1.67%	1.85%	1.67%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements[5]	1.13%	1.86%	1.36%	0.86%	0.97%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

3  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

4  Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

5  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund's Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund's Financial Highlights in the Fund's complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

6  Aberdeen Funds (the "Trust") and Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the "Adviser") have entered into a written contract limiting operating expenses to 0.85% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2020 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Unconstrained Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$412	$988	$1,591	$3,217
Class C shares	$289	$954	$1,740	$3,798
Class R shares	$138	$779	$1,445	$3,228
Institutional Class shares	$88	$665	$1,269	$2,905
Institutional Service Class shares	$99	$661	$1,250	$2,849

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$189	$954	$1,740	$3,798

Portfolio Turnover

The Global Unconstrained Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62.39% of the average value of its portfolio.

Principal Strategies

As an "unconstrained" fund, the Global Unconstrained Fixed Income Fund has the flexibility to invest in all fixed income

2  Aberdeen Global Unconstrained Fixed Income: Summary Prospectus as of February 28, 2019

asset classes across varying sectors, maturities and credit qualities. The Fund may also invest in derivative instruments to hedge currency, credit and interest rate exposure and for speculative purposes. As a non-fundamental policy, under normal market conditions, the Global Unconstrained Fixed Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed income securities of issuers located in a number of countries throughout the world, which may include the U.S.

If the Global Unconstrained Fixed Income Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Global Unconstrained Fixed Income Fund.

Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. issuers. A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria: the company

•  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•  has its principal securities trading market in a country outside the U.S.; and/or

•  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries. There is no limit on the Fund's ability to invest in emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region.

The Fund may invest in holdings of any maturity and does not attempt to maintain any particular weighted average maturity. The Fund also has no stated average portfolio duration range, and its average portfolio duration may be long or short. Duration is a measure used to determine the sensitivity of a security's price to interest rate changes. The longer a security's duration, the more sensitive it will be to interest rates. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Adviser seeks to achieve the Fund's investment objective through various market environments by managing portfolio duration, credit risk and volatility. The Adviser bases its investment decisions on fundamental factors, including economic, market and currency trends and credit quality. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

The Fund may purchase securities denominated in foreign currencies or in U.S. Dollars. The Adviser intends to seek to enhance return by managing currency exposure, involving primarily hedging transactions but also speculating in comparative changes in currency exchange rates.

The Fund may invest in all types of fixed income asset classes, including, but not limited to:

•  corporate bonds, debentures and notes;

•  convertible debt securities;

•  preferred stocks;

•  government securities;

•  municipal and other government related securities;

•  mortgage-backed and other asset-backed securities;

•  variable and floating rate instruments;

•  private placements including securities issued under Rule 144A and/or Regulation S ("Regulation S Securities"); and

•  repurchase agreements involving portfolio securities.

The Fund may also invest in money market instruments or hold cash to the extent deemed advisable by the Adviser in seeking to achieve the Fund's investment objective.

The Fund may invest up to:

•  50% of net assets in fixed income securities rated below investment grade (junk bonds);

•  40% of assets in securities of issuers located in any single foreign country;

•  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•  20% of net assets in equity securities, including common stocks, warrants and rights.

Fixed income securities are considered below investment grade if rated below investment grade by Moody's Investors Services, Inc. ("Moody's") (below Baa3), S&P Global Ratings ("S&P") (below BBB-), or Fitch, Inc. ("Fitch") (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations ("NRSROs"), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

In pursuing its investment strategies, the Fund also intends to invest in financial derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In general, these financial derivative instruments include, but are not limited to, futures, options, swaps (including, but not limited to, credit and credit-default, interest rate and inflation swaps and options on swaps (commonly referred to as swaptions)), forward foreign currency exchange contracts and options, and credit linked notes. The Fund is permitted to write credit default swaps. The Fund intends to primarily purchase and sell forward foreign currency exchange contracts, interest rate futures and swaps and credit default swaps. The Fund may use these derivative

  Aberdeen Global Unconstrained Fixed Income: Summary Prospectus as of February 28, 2019  3

techniques for a wide variety of purposes, including, but not limited to, the following:

•  to manage the Fund's interest rate, credit and currency exposure;

•  as a substitute for taking a position in the underlying asset (where the Adviser feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•  as a hedging strategy;

•  to seek to increase total returns (which is considered a speculative practice); and

•  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation. Derivative strategies involve risks which are further detailed in Principal Risks: Derivatives Risk.

The Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Global Unconstrained Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is an alphabetical list of the principal risks of investing in the Fund.

Asset-Backed Securities — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from speculative short sales are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Extension Risk — Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Fixed Income Securities Risk — Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or

4  Aberdeen Global Unconstrained Fixed Income: Summary Prospectus as of February 28, 2019

other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — The Fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Interest Rate Risk — The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mortgage-Related Securities Risk — The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Non-Hedging Foreign Currency Trading Risk — Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund's income.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavourable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector is represented by a significant portion of the Fund's portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government's debt securities held by the Fund and impact an issuer's ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government's default on its debt securities may cause the value of securities held by the Fund to decline significantly.

  Aberdeen Global Unconstrained Fixed Income: Summary Prospectus as of February 28, 2019  5

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk — For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations ("VRDOs") are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Unconstrained Fixed Income Fund. The bar chart shows how the Fund's annual total returns for Institutional Service Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund's average annual total returns to the returns of the ICE BofA Merrill Lynch 3-Month US Treasury Note Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment objective and strategy effective August 15, 2016. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy. In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund. The returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the "Predecessor Fund"), which was a registered investment company. The Fund adopted the performance of the

Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment objective and strategy of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Institutional Service Class returns for periods prior to July 20, 2009 are based on the previous performance of the Common Class shares of the Predecessor Fund. Institutional Class returns prior to the commencement of operations of the Institutional Class (inception date: July 20, 2009) are based on the previous performance of the Predecessor Fund's Common Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Class R shares have not been in operation for a full calendar year; therefore no performance information for Class R shares is provided. The returns for Class R shares will be substantially similar to returns for Institutional Service Class shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the classes have different expenses.

Annual Total Returns — Institutional Service Class Shares
(Years Ended Dec. 31)

Highest Return: 7.89% – 3rd quarter 2009
Lowest Return: -3.85% – 3rd quarter 2014

After-tax returns are shown in the following table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

6  Aberdeen Global Unconstrained Fixed Income: Summary Prospectus as of February 28, 2019

Average Annual Total Returns as of December 31, 2018

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	-3.58%	0.27%	2.22%
Class C shares–Before Taxes	-0.98%	0.41%	1.91%
Institutional Class shares– Before Taxes	1.09%	1.43%	2.95%
Institutional Service Class shares– Before Taxes	0.97%	1.28%	2.81%
Institutional Service Class shares– After Taxes on Distributions	-1.32%	0.48%	1.91%
Institutional Service Class Shares– After Taxes on Distributions and Sale of Fund Shares	0.63%	0.65%	1.83%
ICE BofA Merrill Lynch 3-Month US Treasury Note Index (reflects no deduction for fees, expenses or taxes)	1.94%	0.64%	0.39%

Investment Adviser

Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the "Adviser") serves as the Global Unconstrained Fixed Income Fund's investment adviser and Aberdeen Asset Managers Limited ("AAML") serves as the Fund's subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
James Athey	Senior Investment Manager	2012
Christopher Heckscher, CFA®	Investment Director	2018
Craig MacDonald	Global Head of Fixed Income	2018
Maximilien Macmillan	Investment Manager	2016
Rich Smith, CFA®	Investment Director	2009

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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8  Aberdeen Global Unconstrained Fixed Income: Summary Prospectus as of February 28, 2019

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